TAXATION	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
TAXATION	TAXATION
Bermuda
Under current Bermudan law, the Company is not required to pay taxes in Bermuda on either income or capital gains. The Company has received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, the Company will be exempted from taxation until the year 2035.

United States
The Company does not accrue U.S. income taxes as, in the opinion of U.S. counsel, the Company is not engaged in a U.S. trade or business and is exempted from a gross basis tax under Section 883 of the U.S. Internal Revenue Code.

A reconciliation between the income tax expense resulting from applying statutory income tax rates and the reported income tax expense has not been presented herein, as it would not provide additional useful information to users of the financial statements as the Company's net income is subject to neither Bermuda nor U.S. tax.

Canada and Namibia
Certain of the Company's subsidiaries and branches in Canada and Namibia recorded income taxes totaling $10.6 million during the year ended December 31, 2024 based on rig operations (December 31, 2023: $3.3 million, December 31, 2022: $0.0 million).

Other Jurisdictions
Certain of the Company's subsidiaries are tax resident in Norway, Singapore, Cyprus, and the United Kingdom and are subject to income tax in their respective jurisdictions. Such taxes are not material to our consolidated financial statements and related disclosures for the year ended December 31, 2024.
The Company does not have any material unrecognized deferred tax assets and liabilities, accrued interest or penalties relating to income taxes for the years ended December 31, 2024, December 31, 2023 and December 31, 2022.